MassRoots

A Community Powered Platform for Finding the Best Cannabis

OTCQB: MSRT

December 2016

Safe Harbor and Disclaimer

This information does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of MassRoots. All information presented herein with respect to the existing business and the historical operating results of MassRoots and estimates and projections as to future operations are based on materials prepared by the management of MassRoots and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, MassRoots makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, MassRoots reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future.

This information includes certain statements, estimates and projections provided by MassRoots with respect to its anticipated future performance. Such statements, estimates and projections constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those contemplated by the forward-looking statements. MassRoots undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The recipient of this information is cautioned not to place undue reliance on forward-looking statements. No representations or warranties are made as to the accuracy of such forward-looking statements or whether any of the projections included herein will be realized.

INVESTMENT HIGHLIGHTS

- MassRoots is one of the **leading technology platforms** for the cannabis industry with over 900,000 users. It aims to dominate the demand-side of the regulated cannabis market.
- 900,000 registered users with substantial growth rate averaging 30,000 new users organically per month
- Multiple high-margin revenue streams
- Highly talented management, board and staff from Autodesk, Salesforce and Microsoft
- Growing advertising revenue (Uber and Univision are paying advertisers)
- Targeting a $7.2 billion cannabis market that is expected to grow to $23 billion by 2020
- Recognizable brand that has drawn much media interest (Wall Street Journal, Fortune, CNBC)
- Has raised $10+ million since inception through equity issuances and warrant exercises
- Was removed from the Google Play Store on November 18, 2016
- 7 states with 22% of U.S. population voted for medical or recreational cannabis laws in 2016 elections; projecting 6-8 additional states will pass by end of 2018
- Sitting at the intersection of healthcare on the medical side and a vice industry on the recreational side, the regulated cannabis industry can grow in any economic climate

PROBLEM



Which of these **65 products** is right for you?

- Good information on cannabis products doesn't exist, given the illegality, stigma, and nascency of industry
- Tens of thousands of products have emerged in legal markets and most cultivators grow their own variations of certain strains
- Navigating the options of legal cannabis products is difficult and intimidating
- There's no standard for evaluating the quality or type of cannabis product

MASSROOTS CONNECTS CANNABIS CONSUMERS WITH PRODUCTS THEY'LL LOVE

- MassRoots is a community of over 900,000 of the world's top cannabis enthusiasts who collectively engage over 300,000 times per day on our network
- By aggregating the information that these enthusiasts share on our network, we help cannabis consumers find the products and dispensaries they are looking for
- The network effects from this community are building and we believe will serve as a significant barrier to entry


WE ASKED MASSROOTS USERS:
HOW OFTEN DO YOU SMOKE?
54.8%
35.5%
Everyday
All Day Everyday
3-5 Days a Week
Once a Week
3-5 Times a Month
Once in a While

BUSINESS MODEL

ADVERTISING *Launched in August 2015*

- PROBLEM: Cannabis companies can't advertise on Facebook or Google, and the "enthusiast" cannabis demographic is incredibly hard to target
- SOLUTION: Self-service advertising portal that enables cannabis-related businesses to reach cannabis enthusiasts through MassRoots, social platforms, and cannabis-related websites

DATA SALES *Coming Soon*

- PROBLEM: Dispensaries don't know what to stock their shelves with. Grows don't know what to produce. New companies entering the space don't know where to spend R&D budget
- SOLUTION: Business dashboards featuring MassRoots' proprietary product data in easy-to-use, actionable formats; white papers

PREMIUM SUBSCRIPTION *Coming Soon*

- PROBLEM: Consumers have a hard time finding good deals and cannabis products that are just right for them
- SOLUTION: $5-10/month subscription to suggest the best products for you, at the best prices, based on your cannabis profile and preferences

RAPIDLY GROWING USERBASE



MASSROOTS USER GROWTH
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16
Not Available in the App Store

- Adding approximately 30,000 users/month primarily through organic growth; turned off vast majority of paid user acquisition in January when we reached critical mass
- We believe the top 20% of cannabis consumers in the industry account for 80% of the purchasing volume
- By aggregating data from hundreds of thousands of cannabis consumers, we gain insights into consumer trends very few others have

FINANCIALS

- As of September 30, 2016, MassRoots has generated $794,000 in revenue during the first nine months of 2016, as compared with $64,000 during the same period in 2015
- Majority of advertising revenue has come from dispensaries and cannabis-brands in CO and CA
- Uber and Fusion (division of Univision) recently became first non-cannabis advertisers
- MassRoots expects to reach cash-flow positive in December 2016 primarily from CO, CA, and AZ; model can expand to all regulated markets

MassRoots is a fully reporting company to the Securities and Exchange Commission. Our audited financials for 2013, 2014 and 2015 along with our unaudited quarterly results from June 30, 2016 are available on Edgar.

COMPETITIVE ANALYSIS

By focusing on community-driven reviews rather than static information, we believe MassRoots will enable users to find the best products in the shortest amount of time

	weedmaps	Leafly	MassRoots
Estimated 2016 Revenue	$25+ Million as of April 2015	$16 Million as of October 2015	$1,000,000
Year Founded	2007	2010	2013
Registered Users	750,000 as of April 2015	1,000,000 as of October 2015	900,000 as of May 2016
Valuation	$300,000,000 as of June 2014	Privateer Holdings, the holding company of Leafly, Tilray and Marley Natural, raised at a $425 million valuation in April 2015.	$46,850,000 Market Cap as of Nov. 29, 2016

2016 ELECTIONS

A SIGNIFICANT GROWTH OPPORTUNITY

PROJECTED REGULATED CANNABIS MARKETS


Prohibition
Medical Use
Adult Use (21+)
2018 Projection: Medical
2018 Projection: Adult Use (21+)

ACCORDING TO ARCVIEW MARKET RESEARCH

GROWTH OF REGULATED CANNABIS MARKET



PROJECTED GROWTH THROUGH 2020
$25 Billion
$20 Billion
$15 Billion
$10 Billion
$5 Billion
$0
Compound Annual Growth Rate
32%
$5.7 bn
$7.2 bn
$8.6 bn
$12.7 bn
$18.5 bn
$23.1 bn
2015
2016
2017
2018
2019
2020
Adult Use
Medical
SOURCE: ARCVIEW // NEW FRONTIER MARKET RESEARCH REPORT 4TH EDITION

- "Honeymoon phase" will only last so long; consumers starting to care more about quality
- New cannabis consumers entering market are intimidated by selection
- Consumer's preference developing - resulting in searching for particular products
- What we know about cannabis is increasing, meaning there are more variables to navigate

MANAGEMENT TEAM



ISAAC DIETRICH

CHIEF EXECUTIVE OFFICER

Isaac is Chairman and CEO of MassRoots since its inception in 2013. He was formerly the Field Director for Congressman E. Scott Rigell from Virginia. He was a finalist for Peter Thiel’s 20 Under 20 competition.



LANCE GALEY

CHIEF TECHNOLOGY OFFICER

For nearly 20 years Lance has been a technology leader in some of the best known web and cloud service businesses in the world including Salesforce, The Walt Disney Company, and Microsoft.



BRIAN BURESON

DIRECTOR OF UX

Brian has been designing exceptional products using empathy and user centered design methodologies for over a decade. Most recently he has led the design of large scale projects at Motorola, Microsoft and Skype.

ENGINEERS & DESIGNERS FROM:

salesforce

Microsoft

skype™

TARGET

MOTOROLA

Barracuda

BLIZZARD® ENTERTAINMENT

BOARD OF ADVISORS



STEVE MARKOWITZ

MYPOINTS.COM

Founder and Former CEO

Founded MyPoints.com in 1996; scaled it $100mm+ in annual revenue and $3.6 billion market capitalization. Was 9th best performing IPO on Nasdaq in 1999.



SHMUEL TENNENHAUS

LEMONHAZE

Technical Advisor

Shmuel Tennenhaus was the Vice President of Marketing for BigFish Games when it was acquired by Churchill Downs for $775mm cash. He is currently the President of a cannabis data analytics firm, LemonHaze.



ANTHONY NYSTROM

MASHABLE

Principal Artificial Intelligence

Anthony Nystrom serves as Mashable's Principal for Artificial Intelligence. Before joining Mashable, Anthony served as a founder, architect and CTO at a number of enterprise and startup environments.

THE POWER OF THE MASSROOTS COMMUNITY

- App Store banned MassRoots in Nov. 2014 over cannabis-related concerns
- Over 10,000 of our then 180,000 users sent personal emails to Apple on why MassRoots should be re-instated
- The leading cannabis trade and investor organizations authored a policy letter to Tim Cook co-signed by dozens of cannabis business leaders
- Apple re-admits MassRoots to App Store in Feb. 2015
- Was removed from the Google Play Store on November 18, 2016

PRESS COVERAGE

CNN
CNBC
THE WALL STREET JOURNAL.
FORTUNE
THE HUFFINGTON POST
THE DENVER POST
San Francisco Chronicle
BuzzFeed

DEEP CANNABIS INDUSTRY CONNECTIONS

THE ARCVIEW GROUP

NATIONAL CANNABIS INDUSTRY ASSOCIATION
TheCannabisIndustry.org

- We will leverage our community (both businesses & users) to help legalization initiatives and favorable regulations pass, increasing brand loyalty
- Over 7,000 businesses have created profiles on MassRoots; we have reached out and gained feedback from all of them
- We have raised several rounds of capital through the ArcView Group, the largest accredited investor network focused on the cannabis industry

MassRoots | One of the largest and fastest growing technology platforms for cannabis consumers and businesses

Exchange	OTCQB
Ticker	MSRT
Headquarters	Denver, CO
No. Employees	24
Founded	2013

Price	$0.69
Shares Outstanding	67.8 Million
Market Cap	$46.8 Million
Registered Users	900,000

as of 11/14/16

CONTACT

MassRoots

MassRoots, Inc.
1624 Market Street, Suite 201
Denver, CO 80202
(720) 442-0052
www.massroots.com

Media and Investor Relations

IRTH COMMUNICATIONS | INVESTOR RELATIONS | STRATEGIC CONSULTING | CAPITAL FORMATION SERVICES

IRTH Communications
Robert Haag, Managing Director
Tel: 866-976-4754
MSRT@irthcommunications.com